SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 22, 2004

Borland Software Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16096	94-2895440

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Enterprise Way, Scotts Valley, California  95066-3249
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (831) 431-1000

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 12.          Disclosure of Results of Operations and Financial Condition

          On July 22, 2004, Borland Software Corporation ("Borland") issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

          The information in this report and the exhibits attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Borland for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Borland, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: July 22, 2004
By: /s/ KENNETH R. HAHN
Kenneth R. Hahn Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Borland Software Corporation dated July 22, 2004.